LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A

COLLECTION PERIOD:                  SEPTEMBER  1-30, 2004                          PAYMENT DATE:   OCT 15 2004
DETERMINATION DATE:                 OCT 08 2004                                    REPORT BRANCH:  2041

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INITIAL DEAL                                                      TOTAL          CLASS A-1       CLASS A-2    OVERCOLLATERALIZATION
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Class Percentages                                                   100.00%            68.64%          30.36%             1.00%
Original Pool Balance                                        303,030,302.06    208,000,000.00   92,000,000.00      3,030,302.06
Note Balance Total                                           300,000,000.00    208,000,000.00   92,000,000.00
Number of Contracts                                                  16,418
Class Pass Through Rates                                                              1.5030%         2.8410%
Servicing Fee Rate                                                 1.75000%
Indenture Trustee Fee                                              0.00350%
Custodian Fee                                                      0.02000%
Backup Servicer Fee                                                0.02150%
Insurance Premium Fee                                              0.35000%
Class C Certificate Rate                                           6.00000%

Initial Weighted Average APR                                      10.07510%
Initial Weighted Average Monthly
     Dealer Participation Fee Rate                                 0.00000%
Initial Weighted Average Adjusted APR (net of Monthly
      Dealer Participation) of Remaining Portfolio                10.07510%
Initial Weighted Average Remaining Term                               64.74
Initial Weighted Average Original Term                                68.01

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CURRENT MONTH CERTIFICATE
     BALANCES                                                    TOTAL            CLASS A-1        CLASS A-2
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BOP:
Total Pool Balance                                           247,474,727.41    152,444,425.33    92,000,000.00    3,030,302.06
Total Note Balance                                           236,953,324.19    144,953,324.19    92,000,000.00

EOP:
Number of Current Month Closed Contracts                                430
Number of Reopened Loans                                                  0
Number of Contracts - EOP                                            13,968
Total Pool Balance  -  EOP                                   238,208,917.23    143,178,615.15    92,000,000.00    3,030,302.06
Total Note Balance - EOP                                     227,015,272.61    135,015,272.61    92,000,000.00

Class Collateral Pool Factors                                    0.75671758        0.64911189       1.00000000

Weighted Average APR of Remaining Portfolio                        9.98887%
Weighted Average Monthly Dealer Participation Fee Rate             0.00000%
Weighted Average Adjusted APR (net of Monthly
     Dealer Participation) of Remaining Portfolio                  9.98887%
Weighted Average Remaining Term                                       58.91
Weighted Average Original Term                                        68.25

                                                                     Page 1 of 6

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A

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TOTAL DISTRIBUTION AMOUNT                                                                             CONTRACTS
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     Monthly Payments:                     Principal                                               3,940,552.92
                                           Interest                                                2,022,818.49
     Early Payoffs:                        Principal Collected                                     4,462,989.33
                                           Early Payoff Excess Servicing Compensation                    354.30
                                           Early Payoff Principal Net of Rule of 78s Adj.          4,462,635.03         368
                                           Interest                                                   41,208.72
     Liquidated Receivable:                Principal Collected                                         7,809.22
                                           Liquidated Receivable Excess Servicing Compensation             0.00
                                           Liquidated Receivable Principal Net of Rule of 78s Adj.     7,809.22          62
                                           Interest                                                     (457.21)
     Purchase Amount:                      Principal                                                       0.00           0
                                           Interest                                                        0.00
                                                        Total Principal                            8,410,997.17
                                                        Total Interest                             2,063,570.00
                                                        Total Principal and Interest              10,474,567.17
     Recoveries                                                                                      315,840.55
     Excess Servicing Compensation                                                                       354.30
     Late Fees & Miscellaneous Fees                                                                   51,305.30
     Collection Account Customer Cash                                                             10,842,067.32
     ADDITIONAL COLLECTION ACCOUNT CASH:
     Collection Account Investment Income                                                             11,885.65
     Available Funds                                                                              10,853,952.97

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                                                                                                  DISTRIBUTION   SHORTFALL / DRAW
DISTRIBUTION                                                                                         AMOUNT      DEFICIENCY CLAIM
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                                                                                                  10,853,952.97
Monthly Dealer Participation Fee                                                           0.00   10,853,952.97        0.00
Prior Unpaid Dealer Participation Fee                                                      0.00   10,853,952.97
Servicing Fees:                       Current Month Servicing Fee                    360,900.64
                                      Prior Period Unpaid Servicing Fee                    0.00
                                      Late Fees & Miscellaneous Fees                  51,305.30
                                      Excess Servicing Compensation                      354.30
                                                   Total Servicing Fees:             412,560.24   10,441,392.73        0.00
Indenture Trustee Fee                                                                    691.11   10,440,701.62        0.00
Custodian Fee                                                                          4,124.58   10,436,577.04        0.00
Backup Servicer Fee                                                                    4,433.92   10,432,143.12        0.00
Prior Unpaid Indenture Trustee Fee                                                         0.00   10,432,143.12        0.00
Prior Unpaid Custodian Fee                                                                 0.00   10,432,143.12        0.00
Prior Unpaid Backup Servicer Fee                                                           0.00   10,432,143.12        0.00

                                                                     Page 2 of 6

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A

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                                                                                          DISTRIBUTION       SHORTFALL / DRAW
DISTRIBUTION CONTINUED                                                                       AMOUNT          DEFICIENCY CLAIM
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     Class A-1 Note Interest:            Current Month                       181,554.04   10,250,589.08            0.00
                                         Prior Carryover Shortfall                 0.00   10,250,589.08
     Class A-2 Note Interest:            Current Month                       217,810.00   10,032,779.08            0.00
                                         Prior Carryover Shortfall                 0.00   10,032,779.08
     Principal Payment Amount:           Current Month                             0.00   10,032,779.08            0.00
                                         Prior Carryover Shortfall                 0.00   10,032,779.08
     Certificate Insurer:                Reimbursement Obligations                 0.00   10,032,779.08            0.00
                                         Premium                              66,213.63    9,966,565.45            0.00
     Class C Interest Payment Amount     Current Month                        34,090.91    9,932,474.54            0.00
                                         Prior Carryover Shortfall                 0.00    9,932,474.54            0.00
     Supplemental Enhancement Accoun     Reimbursement                             0.00    9,932,474.54            0.00
     Expenses:                           Trust Collateral Agent                    0.00    9,932,474.54            0.00
                                         Indenture Trustee                         0.00    9,932,474.54            0.00
                                         Backup Servicer                           0.00    9,932,474.54            0.00
                                         Custodian                                 0.00    9,932,474.54            0.00
     Distribution to (from) the Spread Account                             9,932,474.54            0.00
     Distribution (from) the Supplemental Enhancement Account                      0.00            0.00

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LIQUIDATED RECEIVABLES AND CRAM DOWN LOSS
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                                                                                          Cumulative Cram Down Loss
Liquidated Receivables and Cram Down Loss:                                                Balance              Units
     BOP Liquidated Receivable Principal Balance      859,015.55                         13,953.62               5
     Cram Down Loss                                     3,606.68                          3,606.68               1
     Liquidation Principal Proceeds                     7,809.22
     Principal Loss                                   854,813.01
     Prior Month Cumulative Principal Loss LTD      1,542,279.85
     Cumulative Principal Loss LTD                  2,397,092.86                         17,560.30               6

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STATISTICAL INFORMATION
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DELINQUENCY STATUS:                 # OF CONTRACTS         AMOUNT           % OF TOTAL POOL BALANCE

     Current                              11,483       199,930,337.97                 83.93%
     1-29 Days                             2,251        35,945,663.02                 15.09%
     30-59 Days                              130         1,262,263.44                  0.53%
     60-89 Days                               57           669,839.38                  0.28%
     90-119 Days                              33           295,311.30                  0.12%
     120 Days or More                         14           105,502.12                  0.04%
                              Total       13,968       238,208,917.23                100.00%

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STATISTICAL INFORMATION CONTINUED
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TRIGGER ANALYSIS:
(SEE PAGE 6 OF 6 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)

                                                     Trigger          Trigger      Event of Default   Event of
                                    Current Month   Threshold          Event          Threshold        Default

Average Delinquency Ratio               0.71730%      6.00%             NO              8.00%            NO
Cumulative Default Rate                    0.99%      4.79%             NO              5.39%            NO
Cumulative Loss Rate                       0.44%      2.52%             NO              2.96%            NO

                                                                     Page 3 of 6

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A

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STATISTICAL INFORMATION CONTINUED
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REPOSSESSION STATISTICS:
                                    CERTIFICATE INVENTORY                                          RECOVERY INVENTORY
                                    # of Contracts      Amount *                                    # OF CONTRACTS   AMOUNT *

Prior Month Inventory                         24      583,520.49             Prior Month Inventory              1   11,490.64
Repurchased                                    0            0.00                       Repurchased              0        0.00
Adjusted Prior Month Inventory                24      583,520.49    Adjusted Prior Month Inventory              1   11,490.64
Current Month Repos                           22      424,954.12               Current Month Repos             33  740,791.38
Repos Actually Liquidated                     22      540,177.36      Repos from Trust Liquidation              0        0.00
Repos Liquidated at 60+ or 150+                0            0.00         Repos Actually Liquidated             28  618,397.92
Dealer Payoff                                  0            0.00                     Dealer Payoff              0        0.00
Redeemed / Cured                               0            0.00                  Redeemed / Cured              0        0.00
Purchased Repos                                0            0.00                   Purchased Repos              0        0.00
Current Month Inventory                       24      468,297.25           Current Month Inventory              6  133,884.10

          * The Prior Month Inventory reported this month may differ due to
            Payment or NSF activity.

LIQUIDATED RECEIVABLE AND CRAM DOWN LOSS STATISTICS:
                                    # OF CONTRACTS          AMOUNT

Current Month Balance                         62           862,622.23
Cumulative Balance                           199         2,779,981.04
Current Month Proceeds                                       7,352.01
Cumulative Proceeds                                        382,880.68
Current Month Recoveries                                   315,840.55
Cumulative Recoveries                                    1,072,708.10

                                                 RECEIVABLES LIQUIDATED AT 150 OR MORE
                                                 DAYS DELINQUENT,60 OR MORE DYS PAST
                                                 THE DATE AVAILABLE FOR SALE AND BY               CUMULATIVE RECEIVABLES
                                                 ELECTION:                                        LIQUIDATED AT 150+ AND 60+:

                                                         Balance             Units                         Balance      Units

Prior Month                                            30,864.41                 3                       30,642.09          2
Current Trust Liquidation Balance                           0.00                 0                            0.00          0
Current Monthly Principal Payments                          0.00
Cram Down Loss                                              0.00
Reopened Loan Due to NSF                                    0.00                 3
Current Repurchases                                         0.00                 0
Current Recovery Sale Proceeds                              0.00                (5)
Deficiency Balance of Sold Vehicles                   (30,642.09)
EOP                                                       222.32                 1                       30,642.09          2

                                                                     Page 4 of 6

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A

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STATISTICAL INFORMATION CONTINUED
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     SPREAD ACCOUNT RECONCILIATION
                                                                                      REQUISITE AMOUNT:  4,545,454.53
Total Deposit                                                         4,545,454.53
BOP Balance                                                           4,545,454.53
Remaining Distribution Amount                                         9,932,474.54
Investment Income                                                         5,577.04
Current Month Draw                                                            0.00
EOP Balance Prior to Distribution                                    14,483,506.11

Spread Account Release Amount                                         9,938,051.58

EOP Balance                                                           4,545,454.53

     Class A Principal Payment Amount                                 9,938,051.58
     Class C Supplemental Interest and Carryover Shortfall                    0.00
     Class R Certificateholder Distribution                                   0.00

     CLASS C SUPPLEMENTAL ENHANCEMENT ACCOUNT

Total Deposit                                                         6,818,181.80
BOP Balance                                                           6,818,181.80
Supplemental Enhancement Account Deposit                                      0.00
Current Month Draw                                                            0.00
Supplemental Enhancement Account Investment Earnings                      8,384.62
Supplemental Enhancement Account Investment Earnings Amount to
     Class C Certificateholder                                           (8,384.62)
Class C Supplemental Enhancement Amount Before Release                6,818,181.80

Supplemental Enhancement Account Release Amount                              0.00%

EOP Balance                                                           6,818,181.80

Overcollateralization Amount                                         11,193,644.62

Current Month Total Enhancement Amount                               22,557,280.95               9.47%

Required Total Enhancement Amount                                    23,820,891.72              10.00%

                                                                     Page 5 of 6

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A

TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

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            CUMULATIVE LOSS:                                           CUMULATIVE GROSS DEFAULT:
     -------------------------------------------------------------------------------------------------------------------
              UP TO MONTH            TRIGGER EVENT  EVENT OF DEFAULT   UP TO MONTH     TRIGGER EVENT   EVENT OF DEFAULT

                   3                      1.01%          1.27%             3                2.02%           2.31%
                   6                      2.02%          2.33%             6                4.03%           4.23%
                   9                      2.52%          2.96%             9                4.79%           5.39%
                   12                     4.03%          4.23%            12                7.57%           7.69%
                   15                     4.58%          4.81%            15                8.71%           8.75%
                   18                     5.50%          5.77%            18               11.00%          10.49%
                   21                     6.00%          6.73%            21               11.54%          12.24%
                   24                     6.65%          7.31%            24               12.08%          13.28%
                   27                     7.07%          7.89%            27               12.86%          14.34%
                   30                     7.71%          8.46%            30               14.02%          15.38%
                   33                     8.14%          9.04%            33               14.80%          16.44%
                   36                     8.57%          9.42%            36               15.58%          17.14%
                   39                     8.79%          9.61%            39               15.98%          17.48%
                   42                     9.00%         10.00%            42               16.36%          18.18%
                   45                     9.00%         10.00%            45               16.36%          18.18%
                   48                     9.00%         10.00%            48               16.36%          18.18%
                   51                     9.00%         10.00%            51               16.36%          18.18%
                   54                     9.00%         10.00%            54               16.36%          18.18%
                   57                     9.00%         10.00%            57               16.36%          18.18%
                   60                     9.00%         10.00%            60               16.36%          18.18%
                   63                     9.00%         10.00%            63               16.36%          18.18%
                   66                     9.00%         10.00%            66               16.36%          18.18%
                   69                     9.00%         10.00%            69               16.36%          18.18%
                   72                     9.00%         10.00%            72               16.36%          18.18%
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     -------------------------------------------------------------
     AVERAGE DELINQUENCY RATIO:
     -------------------------------------------------------------
     Up to Month                  Trigger Event  Event of Default
                               12          6.00%             8.00%
                               24          7.00%             9.00%
                               72          8.00%            10.00%
     -------------------------------------------------------------

Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of September 30, 2004 and were performed in conformity with the Sale and Servicing Agreement dated March 1,
2004.

/s/ Maureen E. Morley
------------------------------------
Maureen E. Morley
Vice President and Controller

                                                                     Page 6 of 6